UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

811-22662

Investment Company Act File Number

Short Duration High Income Portfolio

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110

(Address of Principal Executive Offices)

Maureen A. Gemma

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number, Including Area Code)

October 31

Date of Fiscal Year End

January 31, 2013

Date of Reporting Period

Item 1. Schedule of Investments

Short Duration High Income Portfolio

January 31, 2013

PORTFOLIO OF INVESTMENTS (Unaudited)

Corporate Bonds & Notes — 95.3%

Security	Principal Amount (000’s omitted)	Value
Aerospace — 1.9%
Bombardier, Inc., Sr. Notes, 4.25%, 1/15/16(1)	$1,000	$1,035,000

		$1,035,000

Banks & Thrifts — 3.8%
Ally Financial, Inc., Sr. Notes, 0.00%, 6/15/15	$2,000	$1,847,500
Ally Financial, Inc., Sr. Notes, 3.709%, 6/20/14(2)	200	206,024

		$2,053,524

Building Materials — 4.6%
Interline Brands, Inc., Sr. Notes, 7.50%, 11/15/18	$1,750	$1,907,500
Isabelle Acquisition Sub, Inc., Sr. Notes, 10.00%, 11/15/18(1)(3)	500	548,750

		$2,456,250

Cable/Satellite TV — 1.1%
Mediacom, LLC/Mediacom Capital Corp., Sr. Notes, 9.125%, 8/15/19	$500	$557,500

		$557,500

Capital Goods — 5.9%
Amsted Industries, Inc., Sr. Notes, 8.125%, 3/15/18(1)	$1,000	$1,072,500
CNH Capital, LLC, Sr. Notes, 3.875%, 11/1/15(1)	2,000	2,065,000

		$3,137,500

Consumer Products — 4.5%
Revlon Consumer Products Corp., 9.75%, 11/15/15	$750	$795,000
Scotts Miracle-Gro Co. (The), Sr. Notes, 7.25%, 1/15/18	1,500	1,614,375

		$2,409,375

Diversified Financial Services — 17.1%
Air Lease Corp., Sr. Notes, 4.50%, 1/15/16	$1,000	$1,020,000
AWAS Aviation Capital, Ltd., Sr. Notes, 7.00%, 10/17/16(1)	1,818	1,927,080
CIT Group, Inc., Sr. Notes, 4.75%, 2/15/15(1)	1,905	2,009,775
CIT Group, Inc., Sr. Notes, 5.00%, 8/15/22	95	100,818
E*TRADE Financial Corp., Sr. Notes, 6.75%, 6/1/16	1,640	1,750,700
International Lease Finance Corp., Sr. Notes, 5.65%, 6/1/14	1,750	1,839,688
Nuveen Investments, Inc., Sr. Notes, 5.50%, 9/15/15	500	487,500

		$9,135,561

Energy — 4.1%
Chesapeake Energy Corp., Sr. Notes, 9.50%, 2/15/15	$1,000	$1,137,500
Seadrill, Ltd., Sr. Notes, 6.50%, 10/5/15	1,000	1,052,500

		$2,190,000

Entertainment/Film — 2.1%
Regal Entertainment Group, Sr. Notes, 9.125%, 8/15/18	$1,000	$1,122,500

		$1,122,500

Food/Beverage/Tobacco — 2.1%
Michael Foods Group, Inc., Sr. Notes, 9.75%, 7/15/18	$1,000	$1,115,000

		$1,115,000

Security	Principal Amount (000’s omitted)	Value
Gaming — 8.1%
Caesars Entertainment Operating Co., Inc., Sr. Notes, 5.375%, 12/15/13	$2,000	$1,990,000
MCE Finance, Ltd., Sr. Notes, 10.25%, 5/15/18	500	588,050
MGM Resorts International, Sr. Notes, 6.625%, 7/15/15	500	542,500
MGM Resorts International, Sr. Notes, 6.875%, 4/1/16	500	537,500
SugarHouse HSP Gaming Property, LP/SugarHouse HSP Gaming Finance Corp., 8.625%, 4/15/16(1)	640	688,000

		$4,346,050

Health Care — 5.4%
HCA, Inc., Sr. Notes, 6.375%, 1/15/15	$1,500	$1,620,000
Universal Hospital Service, Inc., 3.902%, 6/1/15(2)	1,250	1,246,094

		$2,866,094

Leisure — 2.1%
NCL Corp., Ltd., Sr. Notes, 9.50%, 11/15/18	$1,030	$1,138,150

		$1,138,150

Metals/Mining — 2.9%
FMG Resources (August 2006) Pty, Ltd., Sr. Notes, 7.00%, 11/1/15(1)	$1,500	$1,571,250

		$1,571,250

Paper — 3.1%
Boise Paper Holdings, LLC/Boise Finance Co., Sr. Notes, 9.00%, 11/1/17	$1,500	$1,638,750

		$1,638,750

Services — 4.1%
Laureate Education, Inc., Sr. Sub Notes, 12.75%, 8/15/17(1)	$1,325	$1,414,437
TransUnion Holding Co., Inc., Sr. Notes, 9.625%, 6/15/18	165	176,963
United Rentals North America, Inc., Sr. Notes, 9.25%, 12/15/19	500	576,250

		$2,167,650

Steel — 1.9%
Steel Dynamics, Inc., Sr. Notes, 6.75%, 4/1/15	$1,000	$1,012,500

		$1,012,500

Super Retail — 4.1%
Express, LLC/Express Finance Corp., Sr. Notes, 8.75%, 3/1/18	$1,000	$1,090,000
Petco Animal Supplies, Inc., Sr. Notes, 9.25%, 12/1/18(1)	1,000	1,111,250

		$2,201,250

Technology — 2.7%
Avaya, Inc., Sr. Notes, 10.125%, 11/1/15	$1,500	$1,436,250

		$1,436,250

Telecommunications — 12.7%
Digicel, Ltd., Sr. Notes, 12.00%, 4/1/14(1)	$1,895	$2,051,337
Frontier Communications Corp., Sr. Notes, 6.625%, 3/15/15	1,500	1,635,000
Intelsat Luxembourg SA, Sr. Notes, 11.25%, 2/4/17	1,500	1,591,875
iPCS, Inc., 3.563%, 5/1/14(2)(3)	1,500	1,501,875

		$6,780,087

Utilities — 1.0%
Calpine Construction Finance Co. LP/CCFC Finance Corp., Sr. Notes, 8.00%, 6/1/16(1)	$500	$530,000

		$530,000

Total Corporate Bonds & Notes (identified cost $50,189,720)		$50,900,241

Senior Floating-Rate Interests — 3.1%(4)

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value
Technology — 0.1%
First Data Corp., Term Loan, 2.95%, Maturing 9/24/14	$55	$55,645

		$55,645

Telecommunications — 3.0%
Lonestar Intermediate Super Holdings, LLC, Term Loan, 11.00%, Maturing 9/2/19	$1,500	$1,613,439

		$1,613,439

Total Senior Floating-Rate Interests (identified cost $1,658,647)		$1,669,084

Total Investments — 98.4% (identified cost $51,848,367)		$52,569,325

Other Assets, Less Liabilities — 1.6%		$870,160

Net Assets — 100.0%		$53,439,485

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be sold in certain transactions (normally to qualified institutional buyers) and remain exempt from registration. At January 31, 2013, the aggregate value of these securities is $16,024,379 or 30.0% of the Portfolio’s net assets.

(2)	Variable rate security. The stated interest rate represents the rate in effect at January 31, 2013.

(3)	Represents a payment-in-kind security which may pay all or a portion of interest in additional par.

(4)	Senior floating-rate interests (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will have an expected average life of approximately two to four years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility and includes commitment fees on unfunded loan commitments, if any. Senior Loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at January 31, 2013, as determined on a federal income tax basis, were as follows:

Aggregate cost	$51,842,636

Gross unrealized appreciation	$839,536
Gross unrealized depreciation	(112,847)

Net unrealized appreciation	$726,689

The Portfolio did not have any open financial instruments at January 31, 2013.

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At January 31, 2013, the hierarchy of inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total
Corporate Bonds & Notes	$—	$50,900,241	$—	$50,900,241
Senior Floating-Rate Interests	—	1,669,084	—	1,669,084
Total Investments	$—	$52,569,325	$—	$52,569,325

At January 31, 2013, there were no investments transferred between Level 1 and Level 2 during the fiscal year to date then ended.

For information on the Portfolio’s policy regarding the valuation of investments and other significant accounting policies, please refer to the Portfolio’s most recent financial statements included in its semiannual or annual report to shareholders.

Item 2. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant on this Form N-Q has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant on this Form N-Q has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the fiscal quarter for which the report is being filed that have materially affected, or are reasonably likely to materially affect the registrant’s internal control over financial reporting.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Short Duration High Income Portfolio

By:	/s/ Michael W. Weilheimer
Michael W. Weilheimer
President

Date:	March 25, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Michael W. Weilheimer
Michael W. Weilheimer
President

Date:	March 25, 2013

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date:	March 25, 2013